                               JOHN HANCOCK FUNDS
--------------------------------------------------------------------------------

                                     PATRIOT
                                     PREMIUM
                                     DIVIDEND
                                     FUND II


                                  ANNUAL REPORT

                                October 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                               Thomas W.L. Cameron
                                James F. Carlin*
                              William H. Cunningham
                                Charles F. Fretz*
                              Harold R. Hiser, Jr.*
                               Charles L. Ladner*
                               Leo E. Linbeck, Jr.
                              Patricia P. McCarter*
                              Steven R. Pruchansky*
                               Richard S. Scipione
                     Lt. Gen. Norman J. Smith, USMC (Ret.)*
                                 John P. Toolan*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                   Vice Chairman and Chief Investment Officer
                              Andrew F. St. Pierre
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                Senior Vice President and Chief Financial Officer
                                  John A. Morin
                      Vice President and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

              CUSTODIAN AND TRANSFER AGENT FOR COMMON SHAREHOLDERS
                       State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                                  Chemical Bank
                              450 West 33rd Street
                             New York, New York 10001

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                          INDEPENDENTPUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                             One International Place
                        Boston, Massachusetts 02110-2604

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

   On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

   Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

   Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                              BY GREGORY K. PHELPS,
                       FOR THE PORTFOLIO MANAGEMENT TEAM

                                PATRIOT PREMIUM
                                DIVIDEND FUND II

                   BOND MARKET ADVANCE FUELS FUND PERFORMANCE

Fixed-income investors couldn't have asked for more. After falling for much of 1994, bond prices have staged a strong comeback so far this year. In fact, in the first half, it seemed like the bond market had nowhere to go but up. Propelled by hopes of a "soft landing" -- a moderately growing economy with low inflation -- the benchmark 30-year U.S. Treasury bond rose nearly 20%.

   Gains in the third quarter, though, didn't come quite as easily, as a host of mixed economic signals confused bond investors. On July 6, the Federal Reserve Board cut short-term interest rates one-quarter of a percentage point to spur economic growth. By early August, however, it appeared that the economy wasn't headed for a recession but, in fact, was gaining steam. That, coupled with an enormous auction of new U.S. Treasury bonds, sent prices tumbling. Then in September and October, bonds reversed course once again as a preponderance of weaker-than-expected economic news pushed prices back up. In the end, bonds ended the past 12 months with strong gains.

[A 2 1/2" x 3 3/4" photo of the Patriot management team, bottom center. Caption reads: "The Patriot Management Team: Laura Provost, Gregory Phelps and Andrew St. Pierre."]

PREFERRED UTILITY STOCK HOLDINGS ARE STRONG PERFORMERS

The rising bond market boosted the Fund's preferred stock holdings, which made up slightly more than 60% of the Fund's net assets at the end of October. Because of their fixed yields,

                                   [CAPTION]
                "UTILITY STOCKS... REBOUNDED SHARPLY THIS YEAR."

              JOHN HANCOCK FUNDS - PATRIOT PREMIUM DIVIDEND FUND II

                                   [CAPTION]
       "WE HAVEN'T MADE ANY MAJOR CHANGES TO OUR INVESTMENT STRATEGY..."

[A pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from top left to right:
Common Stock utilities 35%, Short-Term & Other investments 3%, Preferred Stock Utilities 33%, Industrials 12%, Financials 17%. A footnote states: "As a percentage of net assets on October 31, 1995."]

preferred stocks tend to track movements in the bond market closely. In particular, preferred stocks with dividends received deduction (DRD) eligibility were strong performers this year. (DRD-eligible preferred stocks offer special tax advantages to corporations.) With the supply of DRDs drying up quickly, demand has been unusually strong and that's driven the stocks way up.

   Utility stocks, both common and preferred -- which together totaled more than 65% of the Fund's net assets -- also rebounded sharply this year. That's not surprising given that utilities tend to follow the bond market closely. But other factors also lifted the group. Utility investors breathed a collective sigh of relief as closely-watched California regulators relaxed their aggressive stance on deregulation. What's more, a few key mergers fueled takeover speculation throughout the industry, pushing utility shares higher. Among our biggest winners were Texas Utilities, which received a credit upgrade on its preferred shares, and Potomac Electric Power Co., which recently announced its intent to merge with Baltimore Gas & Electric. Of course, not all of our utility holdings went up. Gulf States Utilities was probably our biggest disappointment. Suffering from regulatory difficulties, as well as problems at its nuclear plants, Gulf States' preferred stock was downgraded in March.

[Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Potomac Electric Power Co." followed by an up arrow and the phrase "To merge with Baltimore Gas & Electric". The second listing is "Bowater" followed by an up arrow and the phrase "Rising paper prices/credit upgrade". The third listing is "Gulf States Utilities" followed by a down arrow and the phrase "Credit downgrade". Footnote below reads: "See '"Schedule of Investments." Investment holdings are subject to change."]

   Against this backdrop, John Hancock PaTRIOT PREMIUM DIVIDEND FUND II finished the year with strong gains. For the 12 months ended October 31, 1995, the Fund had a total return of 32.83% at net asset value. By comparison, the Dow Jones Utility Average had a total return of 18.28%, and the average income-oriented, closed-end equity fund had a total return of 20.50%, according to Lipper Analytical Services.

PORTFOLIO ADJUSTMENTS

We haven't made any major changes to our investment strategy, only minor adjustments along the way. Throughout the year, we've continued to slowly cut back our utility common stocks in favor of utility and non utility preferred stocks. The main reason is that preferred stocks, especially the DRDs, offer better value and more attractive yields. At the end of October, we owned 35% in utility common stocks, 33% in utility preferred stocks and 29% in non utility preferred stocks.

   With utility common stocks, our focus remains on higher-yielding issues with Group. Because of the strong utility run-up in the last few months, however,

              John Hancock Funds - Patriot Premium Dividend Fund II

FUND PERFORMANCE

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the year ended October 31, 1995." The chart is scaled in increments of 10% from top to bottom with 40% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 32.83% total return for John Hancock Patriot Premium Dividend Fund II. The second represents the 20.50% total return for the average income-oriented closed-end equity fund. The third represents the 18.28% total return for the Dow Jones Utility Average. Footnote below reads: "The total return for John Hancock Patriot Premium Dividend Fund II is at net asset value with all distributions reinvested. The average income-oriented, closed-end equity fund is tracked by Lipper Analytical Services. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States."]

it has become more difficult to find stocks with attractive yields. In fact, we've started selling holdings -- such as Unicom Corp. -- where yields are getting too low. With utility-preferred stocks, we've concentrated on "cushion" preferreds, especially those with DRD eligibility and good call protection (that is, protection from being redeemed early by the issuer). Cushion preferreds tend to have above-average yields, which can cushion against rising interest rates -hence their name. We've recently added to existing positions such as Commonwealth Edison and Boise Cascade, as well as established new positions such as UtiliCorp.

   With our non utility preferred stocks, we own a combination of industrial and financial stocks. Here, we've also emphasized higher-yielding cushion preferreds. One of our biggest winners has been paper manufacturer Bowater. Sharply rising paper prices and aggressive cost-cutting have fueled Bowater's earnings and stock price. Thanks to continued strong earnings and rapid industry consolidation, our bank holdings have also performed well. In this area, we've recently added Boston-based Shawmut National Corp. It's a DRD-eligible preferred with a high current yield and five years of call protection. What's more, Shawmut's recent merger with Fleet Financial Group will eventually lead to a credit upgrade.

LOOKING AHEAD

The bond market probably won't repeat its spectacular returns of the last three quarters. But in our view, its advance is likely to continue, albeit at a slower pace, for several reasons. Inflation remains extremely low. There's reason to be optimistic that Congress and President Clinton will come up with some meaningful cuts in the budget to help reduce the deficit. Finally, while the Fed appears to be in a wait-and-see mode right now, we believe its next move will be to cut short-term interest rates again.

   Utility common stocks and preferred stocks -- the Fund's main holdings -- should also continue to perform well. A firm bond market certainly bodes well for both groups. Waning deregulation fears and ongoing consolidation should keep the outlook for utility stocks bright. As for preferreds, positive technical factors for DRDs -- scarce supply and growing demand -- are likely to keep prices moving higher. As we head into 1996, we'll continue with our current strategy of weighting the portfolio more heavily toward utility and non-utility preferred stocks, especially those with DRD eligibility. That's where we see the best value right now. However, we will also keep a close eye out for attractive opportunities among utility common stocks.

                                   [CAPTION]
["THE BOND MARKET... ADVANCE IS LIKELY TO CONTINUE, ALBEIT AT A SLOWER PACE..."]

                             FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE, FOR EACH COMMON SHARE, AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Preferred stocks (cost - $165,762,427).....................     $171,884,300
   Common stocks (cost - $93,932,490) ........................       96,481,681
   Capital securities (cost - $1,280,000)  ...................        1,369,600
   Short-term notes (cost - $1,847,000) ......................        1,847,000
                                                                  -------------
                                                                    271,582,581
  Cash .......................................................               99
  Receivable for investments sold ............................        5,846,093
  Dividends receivable .......................................        1,487,640
                                                                  -------------
                    Total Assets .............................      278,916,413
                    ------------------------------------------------------------
LIABILITIES:
  DARTS dividend payable .....................................          361,261
  Payable for investments purchased ..........................          120,560
  Payable to John Hancock Advisers, Inc. - Note B ............          212,245
  Accounts payable and accrued expenses ......................           21,871
                                                                  -------------
                    Total Liabilities ........................          715,937
                    ------------------------------------------------------------
NET ASSETS:
  Dutch Auction Rate Transferable Securities Preferred
   Stock Series A (DARTS) - Without par value, unlimited
   number of shares of beneficial interest authorized,
   500 shares issued, liquidation preference of
   $100,000 per share - Note A ...............................       50,000,000
  Dutch Auction Rate Transferable Securities Preferred
   Stock Series B (DARTS) - Without par value, unlimited
   number of shares of beneficial interest authorized,
   500 shares issued, liquidation preference of
   $100,000 per share - Note A ...............................       50,000,000
  Common Shares - Without par value, unlimited number
   of shares of beneficial interest authorized,
   15,002,724 shares issued and outstanding ..................      166,459,166
  Accumulated net realized loss on investments ...............       (1,316,514)
  Net unrealized appreciation of investments .................        8,760,664
  Undistributed net investment income ........................        4,297,160
                                                                  -------------
                    Net Assets Applicable to
                    Common Shares ($11.88 per
                    share based on 15,002,724
                    shares outstanding) ......................      178,200,476
                    ------------------------------------------------------------
                    Net Assets ...............................    $ 278,200,476
                    ============================================================


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes
    of $54,699) ...............................................    $ 22,703,753
  Interest ....................................................         393,738
                                                                   ------------
                                                                     23,097,491
                                                                   ------------
  Expenses:
   Investment management fee - Note B .........................       2,453,438
   DARTS and auction fees .....................................         309,108
   Administration fee - Note B ................................         259,166
   Federal excise tax .........................................         101,850
   Custodian fee ..............................................          68,290
   Printing ...................................................          63,692
   Auditing fee ...............................................          53,100
   Miscellaneous ..............................................          43,434
   Transfer agent fee .........................................          42,441
   Trustees' fees .............................................          35,667
   Legal fees .................................................          14,458
   Organization expense - Note A ..............................           2,500
                                                                   ------------
                    Total Expenses ............................       3,447,144
                    -----------------------------------------------------------
                    Net Investment Income .....................      19,650,347
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments sold .......................        (870,125)
  Change in net unrealized appreciation/depreciation
    of investments ............................................      31,160,232
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments .......................      30,290,107
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................    $ 49,940,454
                    ===========================================================
                    Distributions to DARTS ....................      (4,482,932)
                    -----------------------------------------------------------
                    Net Increase in Net Assets Applicable
                    to Common Shareholders Resulting
                    from Operations Less DARTS
                    Distributions .............................    $ 45,457,522
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                     YEAR ENDED OCTOBER 31,
                                                                                             --------------------------------------
                                                                                                 1995                     1994
                                                                                             -------------            -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ..........................................................            $ 19,650,347             $ 16,466,537
  Net realized loss on investments sold ..........................................           (     870,125)           (     446,389)
  Change in net unrealized appreciation/depreciation of investments ..............              31,160,232            (  53,591,521)
                                                                                             -------------            -------------
   Net Increase/(Decrease) in Net Assets Resulting from Operations ...............              49,940,454            (  37,571,373)
                                                                                             -------------            -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  DARTS Series A ($4,474 and $3,364 per share, respectively) - Note A ............           (   2,237,124)           (   1,682,116)
  DARTS Series B ($4,492 and $3,284 per share, respectively) - Note A ............           (   2,245,808)           (   1,642,000)
  Common Shares -- Note A
  Dividends from accumulated net investment income ($0.8250 and $0.9324
   per share, respectively) ......................................................           (  12,376,834)           (  13,988,195)
  Distributions from net realized gain on investments sold (none
    and $0.3176 per share, respectively) .........................................                    --              (   4,764,758)
                                                                                             -------------            -------------
   Total Distributions to Shareholders ...........................................           (  16,859,766)           (  22,077,069)
                                                                                             -------------            -------------
NET ASSETS:
  Beginning of period ............................................................             245,119,788              304,768,230
                                                                                             -------------            -------------
  End of period (including undistributed net investment income
    of $4,297,160 and $1,411,521 respectively) ...................................            $278,200,476             $245,119,788
                                                                                             =============            =============



*ANALYSIS OF COMMON SHAREHOLDER TRANSACTIONS:

                                                                                 YEAR ENDED OCTOBER 31,
                                                      -----------------------------------------------------------------------------
                                                                    1995                                        1994
                                                      ----------------------------------         ----------------------------------
                                                          SHARES              AMOUNT                 SHARES               AMOUNT
                                                      -------------        -------------         -------------        -------------
Shares outstanding, beginning of period ......           15,002,724         $166,554,224            15,002,724         $166,618,703
Reclassification of undistributed
  net investment income -- Note D .............                 --         (      95,058)                 --          (      64,479)
                                                      -------------        -------------         -------------        -------------
Shares outstanding, end of period ............           15,002,724         $166,459,166            15,002,724         $166,554,224
                                                      =============        =============            ==========        =============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS YEAR. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES AND DISTRIBUTIONS PAID TO SHAREHOLDERS. THE FOOTNOTE ILLUSTRATES ANY RECLASSIFICATIONS OF SHARE CAPITAL AMOUNTS, THE NUMBER OF COMMON SHARES OUTSTANDING AT THE BEGINNING AND END OF THE PERIOD, FOR THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

FINANCIAL HIGHLIGHTS
Selected data for a Common Share outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                1995          1994          1993          1992(a)       1991
                                                              ---------     ---------     ---------     ---------   -----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ........................   $   9.67      $  13.65      $  12.28      $  11.38    $    9.69
                                                               ---------     ---------     ---------     ---------   -----------
Net Investment Income .......................................       1.31          1.10          1.13          1.18         1.28
Net Realized and Unrealized Gain (Loss) on Investments ......       2.02     (    3.61)         1.80          0.81         1.59
                                                               ---------     ---------     ---------     ---------   -----------
  Total from Investment Operations ..........................       3.33     (    2.51)         2.93          1.99         2.87
                                                               ---------     ---------     ---------     ---------   -----------
Less Distributions:
Dividends to DARTS Shareholders .............................  (    0.30)    (    0.22)    (    0.21)    (    0.19)  (     0.28)
Dividends to Common Shareholders from Net Investment Income..  (    0.82)    (    0.93)    (    0.86)    (    0.90)  (     0.90)
Distributions to Common Shareholders from Net Realized
  Short-term Capital Gains on Investments ...................         --     (    0.32)    (    0.49)          --           --
                                                               ---------     ---------     ---------     ---------   -----------
  Total Distributions .......................................  (    1.12)    (    1.47)    (    1.56)    (    1.09)  (     1.18)
                                                               ---------     ---------     ---------     ---------   -----------
Net Asset Value, End of Period ..............................   $  11.88      $   9.67      $  13.65      $  12.28    $   11.38
                                                               =========     =========     =========     =========   ===========

Per Share Market Value, End of Period .......................   $ 10.750      $  8.875      $ 12.625      $ 11.375    $   10.50
Total Investment Return, at Market Value ....................      31.24%    (   20.91)%       22.06%        17.10%       12.03%

RATIOS AND SUPPLEMENTAL DATA
Net Assets Applicable to Common Shares, End of
  Period (000's omitted) ....................................   $178,200      $145,120      $204,768      $184,253     $170,701
Ratio of Expenses to Average Net Assets* ....................       1.33%         1.27%         1.28%         1.33%        1.38%
Ratio of Net Investment Income to Average Net Assets* .......       7.58%         6.20%         5.53%         6.60%        8.13%
Portfolio Turnover Rate .....................................         87%           52%           57%           99%         157%

SENIOR SECURITIES
Total DARTS Series A Outstanding (000's omitted) ............   $ 50,000      $ 50,000      $ 50,000      $ 50,000      $ 50,000
Total DARTS Series B Outstanding (000's omitted) ............   $ 50,000      $ 50,000      $ 50,000      $ 50,000      $ 50,000
Asset Coverage per Unit (c) .................................   $276,974      $244,639      $307,595      $285,078      $268,819
Involuntary Liquidation Preference DARTS A per Unit (d) .....   $100,000      $100,000      $100,000      $100,000      $100,000
Involuntary Liquidation Preference DARTS B per Unit (d) .....   $100,000      $100,000      $100,000      $100,000      $100,000
Approximate Market Value per Unit (d) .......................   $100,000      $100,000      $100,000      $100,000      $100,000


* Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(a) Prior to the assumption of the advisory contract on May 6, 1992 by John Hancock Advisers, Inc., the Fund was advised by Patriot Advisers, Inc.
(b)  Initial capitalization, net of offering expenses.
(c) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(d)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO FOUR MAIN CATEGORIES: PREFERRED STOCKS, COMMON STOCKS, CAPITAL SECURITIES, AND SHORT-TERM INVESTMENTS. THE STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. UNDER EACH INDUSTRY GROUP IS A LIST OF THE STOCKS OWNED BY THE FUND. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
ISSUER, DESCRIPTION                               NUMBER OF SHARES  MARKET VALUE
-------------------                               ----------------  ------------
PREFERRED STOCKS
AUTO/TRUCK (3.15)%
  Ford Motor Co., 8.25%, Depositary
    Shares, Ser B .............................          65,800*     $ 1,776,600
    General Motors Corp., 9.125%,
    Depositary Shares, Ser B ..................          50,000        1,356,250
  General Motors Corp., 9.12%,
    Depositary Shares, Ser G ..................         200,000        5,625,000
                                                                     -----------
                                                                       8,757,850
                                                                     -----------
BANKS -- FOREIGN (0.51)%
  Banesto Holdings Ltd., 10.50%,
    Gtd Ser A (Guernsey) (R) ..................          50,000        1,418,750
                                                                     -----------
BANKS -- U.S. (11.54)%
  Ahmanson, H.F. & Co., 9.60%,
    Depositary Shares, Ser B ..................         117,900        3,109,613
  Ahmanson, H.F. & Co., 8.40%,
    Depositary Shares, Ser C ..................          50,000        1,306,250
  Bank of Boston Corp., 8.60%,
    Depositary Shares, Ser E ..................         146,000        3,814,250

  BankAmerica Corp., 11.00%,
    Depositary Shares, Ser J ..................          45,000        1,237,500
  BankAmerica Corp., 9.625%, Ser F ............          71,650        1,862,900
  BankAmerica Corp., 9.00%, Ser H .............          25,000          659,375
  Chase Manhattan Corp., 9.76%, Ser H .........          26,700          754,275
  Citicorp, 7.75%, Depositary Shares,
     Ser 22 ...................................          80,000*       2,060,000
  First Fidelity Bancorporation, 10.64%,
    Depositary Shares, Ser F ..................          72,900        1,913,625
  First Interstate Bancorp, 9.875%,
    Depositary Shares, Ser F ..................         167,700        4,402,125
  KeyCorp, 10.00%, Depositary Shares,
    Ser A .....................................          35,000*         914,375
  LaSalle National Corp., 8.75%,
    Ser K(R) ..................................          78,000        4,095,000
  Mellon Bank Corp., 9.60%, Ser I .............          55,000*       1,423,125
  Shawmut National Corp., 9.35%,
    Depositary Shares .........................         165,700*       4,556,750
                                                                     -----------
                                                                      32,109,163
                                                                     -----------
COMPUTER SERVICES (0.29)%
  Comdisco, Inc., 8.75%, Ser A ................          30,900          795,675
                                                                     -----------
CONGLOMERATE/DIVERSIFIED (0.53)%
  Grand Metropolitan Delaware,
    9.42%, Gtd Ser A ..........................          54,000*       1,485,000
                                                                     -----------
EQUIPMENT LEASING (0.45)%
  AMERCO, 8.50%, Ser A ........................          55,300      $ 1,258,075
                                                                     -----------
FINANCIAL SERVICES (0.76)%
  Merrill Lynch & Co., 9.00%,
    Depositary Shares, Ser A ..................          30,000          866,250
  Salomon Inc., 8.08%,
    Depositary Shares, Ser D ..................          50,000        1,237,500
                                                                     -----------
                                                                       2,103,750
                                                                     -----------
INSURANCE (3.50)%
  American Life Holding Co., $2.16 ............          40,000          960,000
  Old Republic International Corp.,
    8.75%, Ser H ..............................          27,000*         695,250
  Progressive Corp., 9.375%, Ser A ............          78,000        1,998,750
  Provident Life & Accident Insurance Co. .....
    of America, 8.10%, Depositary Shares ......          87,800        2,260,850
  SunAmerica Inc., 9.25%, Ser B ...............         100,000        2,637,500
  Travelers Group, Inc., 9.25%,
    Depositary Shares, Ser D ..................          44,200*       1,171,300
                                                                     -----------
                                                                       9,723,650
                                                                     -----------
OIL & GAS (6.07)%
  Coastal Corp., $2.125, Ser H ................         128,740*       3,298,963
  Elf Overseas Ltd., 8.50%, Gtd Ser A
    (Cayman Islands) ..........................         200,000        5,225,000
  ENSERCH Corp., Adjustable Rate
    Preferred ("ARP"), Depositary
    Shares, Ser F .............................          35,000          739,375
  Enterprise Oil PLC, 10.50%, American
    Depositary Receipt ("ADR"),
    Ser A (United Kingdom) ....................          30,000          780,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

ISSUER, DESCRIPTION                               NUMBER OF SHARES  MARKET VALUE
-------------------                               ----------------  ------------
OIL & GAS (CONTINUED)
  Lasmo PLC, 10.00%, ADR, Ser A
    (United Kingdom) ...........................        152,500     $  3,679,062
  Phillips Gas Co., 9.32%, Ser A ...............        120,000        3,165,000
                                                                    ------------
                                                                      16,887,400
                                                                    ------------
PAPER (1.85%)
  Boise Cascade Corp., 9.40%, Ser F ............         68,400        1,812,600
  Bowater, Inc., 8.40%,
    Depositary Shares, Ser C ...................        120,000        3,345,000
                                                                    ------------
                                                                       5,157,600
                                                                    ------------
PUBLISHING (0.27%)
  Newscorp Overseas Ltd., 8.625%,
    Gtd Ser A (Cayman Islands) .................         30,000          757,500
                                                                    ------------
UTILITIES (32.86%)
  Appalachian Power Co., 7.40% .................         14,937*       1,463,826
  Baltimore Gas & Electric Co., 7.125% .........         15,000*       1,575,000
  Baltimore Gas & Electric Co., 6.99% ..........         20,000*       2,075,000
  Central Maine Power Co., 8.875% (R) ..........         16,000        1,536,000
  Central Maine Power Co., 7.999%, Ser A .......         10,000          960,000
  Central Power & Light Co., 7.12% .............         11,601*       1,177,501
  CL&P Capital, 9.30%, Ser A ...................         35,000*         931,875
  Columbus Southern Power Co., 9.50% ...........          2,286*         244,602
  Columbus Southern Power Co.,
    8.375%, Ser A ..............................        140,000*       3,552,500
  Columbus Southern Power Co., 7.875% ..........          8,000          856,000
  Commonwealth Edison Co., $8.40, Ser A ........         32,560        3,223,440
  Commonwealth Edison Co., $8.38 ...............          7,560*         752,220
  Commonwealth Edison Co., $7.24 ...............         10,000          935,000
  Consolidated Edison of NY, Inc.,
    5.75%, Ser E................................         32,000*       2,788,000
  Detroit Edison Co., 7.45% ....................         22,930        2,235,675
  Detroit Edison Co.,
    Depositary Shares, 7.75% ...................         80,000        2,050,000
  Duke Power Co., 7.85%, Ser S .................         10,000        1,082,500
  Florida Power & Light Co., 6.98%, Ser S ......         13,021*       1,360,695
  Florida Power Corp., 7.76% ...................         27,100        2,777,750
  Georgia Power Co., $7.80 .....................         10,890*       1,094,445
  GTE Florida, Inc., 8.16% .....................         16,790*       1,716,778
  GTE North, Inc., $7.60, Ser IND ..............         10,000        1,010,000
  Gulf States Utilities Co., $9.96 .............         23,250*       2,371,500
  Gulf States Utilities Co., $8.52 .............         18,997        1,809,464
  Gulf States Utilities Co., ARP,
    Depositary Shares, Ser B ...................         36,968        1,802,190
  Houston Lighting & Power Co., $8.12 ..........         10,302*       1,053,379
  Idaho Power Co., 8.375% ......................         23,800*       2,546,600
  Idaho Power Co., 7.07% .......................         14,000*       1,459,500
  Jersey Central Power & Light Co.,
    7.52%, Ser K ...............................         15,000*       1,560,000
  MCN Michigan Limited Partnership,
    9.375%, Ser A ..............................         50,000        1,343,750
  Monongahela Power Co., $7.73, Ser L ..........         45,500*       4,925,375
  Narragansett Electric Co., 6.95% .............         43,500*       2,234,813
  New York State Electric & Gas
    Corp., 8.95% ...............................         50,000*       1,300,000
  Northern States Power Co. ....................
    of MN, $7.00 ...............................         17,050        1,687,950
  PacifiCorp, 8.375%, Ser A ....................         25,000*         637,500
  PECO Energy Co., $7.48 .......................         13,000*       1,332,500
  PSI Energy, Inc., 7.44% ......................         84,900*       2,164,950
  PSI Energy, Inc., 6.875% .....................          7,500*         748,125
  Public Service Co. of NH, 10.60%,
    Ser A ......................................         50,000*       1,275,000
  Public Service Electric & Gas
    Co., 6.92% .................................         32,000*       3,264,000
  Public Service Electric & Gas
    Co., 6.80% .................................         22,060*       2,095,700
  Sierra Pacific Power Co., $3.90, Ser C .......         11,981*         605,040
  Sierra Pacific Power Co., 7.80%,
    Ser 1 (Class A) ............................        139,688*       3,579,505
  Tampa Electric Co., 7.44%, Ser F .............         13,547        1,368,247
  Texas Utilities Electric Co., $7.98 ..........         31,500        3,268,125
  Texas Utilities Electric Co., $1.875,
    Depositary Shares, Ser A ...................         82,880        2,134,160
  UtiliCorp Capital Limited
    Partnership, 8.875%, Ser A .................         70,000*       1,820,000
  Virginia Electric & Power Co., $6.98 .........         15,000*       1,563,750
  Washington Natural Gas Company,
    8.50%, Ser III .............................        158,505        4,041,878
  Washington Natural Gas Company,
    7.45%, Ser II ..............................         80,716*       2,038,079
                                                                    ------------
                                                                      91,429,887
                                                                    ------------
          TOTAL PREFERRED STOCKS
             (Cost $165,762,427) ...............         (61.78%)    171,884,300
                                                   ------------     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

ISSUER, DESCRIPTION                               NUMBER OF SHARES  MARKET VALUE
-------------------                               ----------------  ------------
COMMON STOCKS
UTILITIES (34.68%)
  American Electric Power Co., Inc. ..........         111,000       $ 4,231,875
  Boston Edison Co. ..........................         200,000         5,475,000
  Central & South West Corp. .................          13,400           358,450
  CINergy Corp. ..............................         170,000         4,823,750
  Consolidated Edison Co. of NY, Inc. ........         289,000         8,778,375
  Delmarva Power & Light Co. .................          88,600*        1,949,200
  Dominion Resources, Inc. of VA .............         190,000         7,552,500
  DPL, Inc. ..................................         180,000         4,275,000
  Florida Progress Corp. .....................         176,250         5,838,281
  Houston Industries, Inc. ...................         122,800         5,694,850
  MidAmerican Energy Co. .....................          64,300*        1,028,800
  Montana Power Co. ..........................          90,000*        2,047,500
  New England Electric System ................         177,500         6,922,500
  Northeast Utilities ........................          50,000*        1,237,500
  Oklahoma Gas & Electric Co. ................          90,000*        3,600,000
  Pacific Gas and Electric Co. ...............          99,000         2,908,125
  PECO Energy Co. ............................          50,000         1,462,500
  Potomac Electric Power Co. .................         292,500         7,312,500
  Public Service Enterprise Group, Inc. ......         196,000         5,757,500
  Puget Sound Power & Light Co. ..............         175,400         3,990,350
  Scana Corp. ................................          85,000         2,156,875
  Southern Co. ...............................         161,000         3,843,875
  Southwestern Public Service Co. ............          70,000*        2,301,250
  Texas Utilities Co. ........................          62,500         2,296,875
  Washington Water Power Co. .................          37,000*          638,250
                                                                     -----------
             TOTAL COMMON STOCKS
              (Cost $93,932,490) .............          (34.68%)      96,481,681
                                                   -----------       -----------
CAPITAL SECURITIES
BANKS - FOREIGN (0.49%)
  Australia and New Zealand Banking
    Group Ltd., 9.125%,
    Capital Securities (Australia) ...........          51,200         1,369,600
                                                                     -----------
        TOTAL CAPITAL SECURITIES
               (Cost $1,280,000) .............           (0.49%)       1,369,600
                                                   -----------       -----------


                            INTEREST      PAR VALUE
ISSUER, DESCRIPTION           RATE     (000's OMITTED)      MARKET VALUE
-------------------           ----     ---------------      ------------
SHORT-TERM INVESTMENTS
COMMERCIAL PAPER (0.67)%
  Prudential Funding Corp.
    11-01-95 ...........     5.82%         $1,847          $  1,847,000
                                                           ------------
      TOTAL SHORT-TERM INVESTMENTS          (0.67%)           1,847,000
                                           ------          ------------
                 TOTAL INVESTMENTS         (97.62%)        $271,582,581
                                           ======          ============


* Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.
(R) The securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See
    Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $7,049,750 as of October 31, 1995.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

NOTE A  --
ACCOUNTING POLICIES

Patriot Premium Dividend Fund II (the "Fund") is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through October 31, 1995, which has no effect on the Fund's net assets, net investment income or net realized gains.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization and reorganization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of the investment operations of the Fund and from the effective date of the reorganization.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A AND SERIES B (DARTS) The Fund issued 598 shares of DARTS Series A and 598 shares of DARTS Series B concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 3.81% to 4.58% and 3.86% to 4.65%, respectively, during the period ended October 31, 1995. During the period ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

   The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund II

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of .50 of 1% of the Fund's average weekly net assets, plus 5% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1% annually of the Fund's average weekly net assets. For the period ended October 31, 1995, the advisory fee incurred did not exceed the maximum advisory fee allowed.

   The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to .10 of 1% of the Fund's average weekly net assets.

   Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

   Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the investment to cover the liability will be marked to market on a periodic basis to reflect income earned by the investment.

NOTE C  --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obli-gations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995, aggregated $213,196,628 and $213,182,210, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995, aggregated $8,273,773 and $8,336,313, respectively.

   The cost of long-term investments owned at October 31, 1995 for federal income tax purposes was $262,799,301. Gross unrealized appreciation and depreciation of investments aggregated $9,897,290 and $2,961,010, respectively, resulting in net unrealized appreciation of $6,936,280 for federal tax purposes.

NOTE D  --
RECLASSIFICATION OF CAPITAL ACCOUNTS

In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of October 31, 1995, the Fund has reclassified $95,058 from undistributed net investment income to Common Shares capital.

              John Hancock Funds - Patriot Premium Dividend Fund II


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of John Hancock Patriot Premium DIVIDEND FUND II:

We have audited the accompanying statement of assets and liabilities of John Hancock Patriot Premium Dividend Fund II (the Fund), including the schedule of investments, as of October 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Patriot Premium Dividend Fund II as of October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Boston, Massachusetts

December 1, 1995

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended October 31, 1995.

   The Board of Trustees of the Fund declared dividends on the Common Shares from undistributed net investment income amounting to $0.82 per share for the year ended October 31, 1995. Distributions to preferred and common shareholders were 100% qualified for the dividends received deductions. Shareholders will be mailed a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

              John Hancock Funds - Patriot Premium Dividend Fund II


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

   If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a Share credited to such account.

   The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

   There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

   The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable

              John Hancock Funds - Patriot Premium Dividend Fund II

or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

                                      NOTES

              John Hancock Funds - Patriot Premium Dividend Fund II

                                      NOTES

              John Hancock Funds - Patriot Premium Dividend Fund II

                                      NOTES

              John Hancock Funds - Patriot Premium Dividend Fund II

                                       19
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[LOGO] JOHN HANCOCK FUNDS                                           Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                               U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                          PAID
                                                                  So. Hackensack
                                                                  Permit No. 750

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]